SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): August 1, 2005


Technology Funding Venture Partners V, An Aggressive Growth Fund, L.P.
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          (Exact name of registrant as specified in its charter)


         Delaware                           94-3094910
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(State or other jurisdiction of         (I.R.S. Employer
incorporation or organization)           Identification No.)


    1107 Investment Boulevard, Suite 180
       El Dorado Hills, California                          95762
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(Address of principal executive offices)                 (Zip Code)


                               (916) 941-1400
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              Registrant's telephone number, including area code

Item 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On July 26, 2005, Technology Funding Venture Partners V, An Aggressive
Growth Fund, L.P., determined that 316,624 shares converted from previously held debt during the first quarter were not reflected in the equity investment balance contained on the Balance Sheet and Statement of Investments included in the Partnership's March 31, 2005, Form 10-Q. This error also resulted in inaccurate reported increases in unrealized depreciation of equity investments and a net decrease in partners' capital resulting from operations of $126,649 contained in the Statement of Operations. The Partnership has therefore concluded that the March 31, 2005, Form 10-Q should no longer be relied upon. An amended March 31, 2005, Form 10-Q will be filed to reflect the correction of the error.


Item 9.01.    Financial Statements And Exhibits

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits

                    None


                                    SIGNATURE


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               Technology Funding Venture Partners V,
               An Aggressive Growth Fund, L.P.

               By:  Technology Funding Inc.
                    Technology Funding Ltd.
                    Managing General Partners



Date:  August 1, 2005         By: /s/ Charles R. Kokesh
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                              Charles R. Kokesh
                              President, Chief Executive Officer,
                              Chief Financial Officer and Chairman
                              of Technology Funding Inc. and
                              Managing General Partner of
                              Technology Funding Ltd.